American Beacon Tocqueville International Value Fund

Supplement dated December 30, 2022

to the

Prospectus and Summary Prospectus, each dated March 1, 2022

The Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved: (i) the termination of the investment advisory agreement among AmBeacon, Tocqueville Asset Management L.P., and the Trust, on behalf of the American Beacon Tocqueville International Value Fund (the “Fund”), effective January 20, 2023, and (ii) a new investment advisory agreement among AmBeacon, EAM Global Investors LLC (“EAM”) and the Trust, on behalf of the Fund, effective January 21, 2023. In connection with these approvals, the Board also approved a change in the Fund’s name to the American Beacon EAM International Small Cap Fund, and adopted a non-fundamental policy pursuant to which the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small market capitalization companies that are economically tied to countries outside of the United States, including developed and emerging market countries. These changes are effective January 21, 2023. Accordingly, effective January 21, 2023, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

I.	The name of the Fund is changed to American Beacon EAM International Small Cap Fund, and all references to the American Beacon Tocqueville International Value Fund are deleted and replaced with American Beacon EAM International Small Cap Fund.

II.	All references and information relating to Tocqueville Asset Management L.P. (“Tocqueville’’) are deleted.

III.	All references to a single “portfolio manager” in the text or section headings are replaced with references to “portfolio managers.”

IV.	On pages 1-2 of the Prospectus and Summary Prospectus, the “Fund Summary – American Beacon Tocqueville International Value Fund - Principal Investment Strategies” section is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization companies that are economically tied to countries outside of the United States, including developed and emerging market countries. These companies have market capitalizations within the market capitalization range of the companies in the MSCI® ACWI ex USA Small Cap Index at the time of investment. The market capitalization range of the MSCI ACWI ex USA Small Cap Index was $2.5 million to $8.2 billion as of November 30, 2022. The Fund may hold smaller companies considered micro-capitalization companies, as well as medium-capitalization companies. The Fund invests principally in equity securities, which may include common stocks, depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies.

The investment process of the Fund’s sub-advisor is based on bottom-up analysis of companies rather than top-down country or sector allocation. The sub-advisor’s process is intended to add long-term value primarily through stock selection. The Fund may have significant exposure to Japanese and European companies. However, as the composition of the Fund’s portfolio changes over time, the Fund’s exposure to Japan and Europe may be lower at a future date, and the Fund’s exposure to other countries or regions may be higher.

The sub-advisor seeks to generate returns by harnessing the power of the momentum premium, which is the principle that companies that have outperformed in the recent past will continue to outperform for a period of time. The sub-advisor seeks to exploit behavioral biases around change, which cause investors to underreact to new information. The sub-advisor believes these underreactions to new information lead to opportunities to invest in companies with improving or accelerating financial performance that is expected to continue, otherwise known as momentum. The sub-

advisor’s disciplined “Informed Momentum” approach to investing combines stock selection, tailored risk management, and efficient implementation to seek to harness the momentum premium to generate returns. The stocks of companies held by the Fund may exhibit characteristics of both value stocks and growth stocks during the time they are held by the Fund. The Fund holds approximately 100-150 investments.

The Fund may also invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

V.	On page 3 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Principal Risks” section, the following risk is added before “Geographic Concentration Risk - Japan Investment Risk.”:

•	European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and conflict between European countries. The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; and, most recently, the COVID-19 pandemic and the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the European Union (“EU”). The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Many EU nations are susceptible to economic risks associated with high levels of debt, and a default or debt restricting by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other EU countries and their companies as well. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. Russia’s war with Ukraine has negatively impacted European economic activity. The effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict, but have been and could continue to be significant. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly.

VI.	On page 4 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Principal Risks” section, the following risk is added after “Hedging Risk”:

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

VII.	On page 5 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Principal Risks” section, the following risk is added after “Market Timing Risk”:

Micro-Capitalization Companies Risk

Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

VIII.	On page 5 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Principal Risks” section, the following risk is added after “Securities Selection Risk”:

Small-Capitalization Companies Risk

Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

IX.	On pages 2-6 of the Prospectus and pages 2-5 of the Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Principal Risks” section, the following risks are deleted in their entirety:

Asset Selection Risk

Counterparty Risk

Environmental, Social, and/or Governance Investing Risk

Equity Investments Risk – Income Deposit Securities Risk

Equity Investments Risk – Income Trust Risk

Equity Investments Risk – Master Limited Partnerships (“MLPs”) Risk

Equity Investments Risk – Real Estate Investment Trusts (“REITs”) Risk

Focused Holdings Risk

Foreign Currency Forward Contracts Risk

Hedging Risk

Large-Capitalization Companies Risk

Preferred Stock Risk

Sector Risk

Sector Risk – Industrials Sector Risk

X.	On page 6 of the Prospectus and Summary Prospectus, in the “Fund Summary - American Beacon Tocqueville International Value Fund – Fund Performance” section, the following is added as the fourth sentence of the first paragraph:

Effective January 21, 2023, a new sub-advisor began managing the Fund and an 80% investment policy was implemented. Performance through January 20, 2023 reflects the Fund’s performance under the management and strategy of its prior sub-advisor.

XI.	On page 6 of the Prospectus and Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Management – Sub-Advisor” section, Tocqueville Asset Management LP is deleted and replaced with EAM Global Investors LLC.

XII.	On page 7 of the Prospectus and page 6 of the Summary Prospectus, the “Fund Summary – American Beacon Tocqueville International Value Fund - Portfolio Manager” section is deleted in its entirety and replaced with the following:

EAM Global Investors LLC	Joshua Moss Managing Director and Portfolio Manager Since 2022	John Scripp Managing Director and Portfolio Manager Since 2022

XIII.	On page 7 of the Prospectus, in the “Additional Information About the Fund - Additional Information About Investment Policies and Strategies” section, the following is added after the “Investment Objective” section:

80% Investment Policy

The Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small market capitalization companies that are economically tied to countries outside of the United States, including developed and emerging market countries.

If the Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

XIV.	On page 8 of the Prospectus, in the “Additional Information About the Fund - Additional Information About the Management of the Fund” section, the first and second paragraphs following the bullets are deleted and replaced with the following:

The assets of the Fund are currently allocated by the Manager to one sub-advisor, EAM Global Investors LLC (“EAM”). EAM has full discretion to purchase and sell securities for the Fund in accordance with the Fund’s objective, policies, restrictions, and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Fund.

The Fund’s assets may be allocated to another sub-advisor or among one or more additional sub-advisors in the future by the Manager. The Fund operates in a manager-of-managers structure. The Fund and the Manager have received an exemptive order from the SEC that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

XV.	On page 8 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Investments” section, the “Currencies” section is deleted in its entirety and replaced with the following:

The Fund may have exposure to foreign currencies by using various instruments. The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to shift exposure to foreign currency fluctuations from one country to another. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. Spot trades allow for prompt delivery and settlement at the rate prevailing in the currency exchange market. Spot trades may increase or decrease the Fund’s exposure to currency risks. The instruments in which the Fund may invest that provide exposure to foreign currencies include the following:

•	Foreign Currencies
•	Foreign Currency-Denominated Securities

XVI.	On pages 8-9 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Investments” section, the following disclosures are deleted in their entirety:

Equity Investments – Income Deposit Securities

Equity Investments – Income Trusts

Equity Investments – Master Limited Partnerships

Equity Investments – REITs

Foreign Currency Forward Contracts

Preferred Stock

XVII.	On page 10 of the Prospectus, in the “Additional Information About the Fund - Additional Information About Risks” section, “Currency Risk” is deleted and replaced with the following:

Currency Risk

The Fund may have exposure to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.

XVIII.	On page 12 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Risks” section, the following risk is added before “Geographic Concentration Risk - Japan Investment Risk”:

•	European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and conflict between European countries. Most developed countries in Western Europe are members of the European Union (“EU”). Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member states on its sovereign debt, and/or an economic recession in one or more EU member states may have a significant adverse effect on the economies of other EU member states and their trading partners, including non-EU European countries.

The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; and, most recently, the COVID-19 pandemic and the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Many EU nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other EU countries and their companies as well. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.

The national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Russia’s war with Ukraine has negatively impacted European economic activity. The effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict but have been and could continue to be significant. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly.

XIX.	On page 12 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Risks” section, the following risk is added after “Hedging Risk”:

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund 's annual operating expenses or in the expense example, but they can have a negative impact on performance and generate higher capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund 's shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).

XX.	On page 14 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Risks” section, the following risk is added after “Market Timing Risk”:

Micro-Capitalization Companies Risk

Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. In addition, some companies may experience significant losses. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices also tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Micro-capitalization companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

XXI.	On page 16 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Risks” section, the following risk is added after “Securities Selection Risk”:

Small-Capitalization Companies Risk

Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger capitalization and more established companies. Small-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance of small-capitalization companies can be more volatile and these companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

XXII.	On pages 9-15 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Risks” section, the following risks are deleted in their entirety:

Asset Selection Risk

Counterparty Risk

Environmental, Social, and/or Governance Investing Risk

Equity Investments Risk – Income Deposit Securities Risk

Equity Investments Risk – Income Trust Risk

Equity Investments Risk – MLPs Risk

Equity Investments Risk – Real Estate Investment Trusts (“REITs”) Risk

Focused Holdings Risk

Foreign Currency Forward Contracts Risk

Hedging Risk

Large-Capitalization Companies Risk

Preferred Stock Risk

Sector Risk

Sector Risk – Industrials Sector Risk

XXIII.	On page 17 of the Prospectus, the “Fund Management - The Sub-Advisor” section is deleted in its entirety and replaced with the following:

Set forth below is a brief description of the sub-advisor and the portfolio managers with joint and primary responsibility for the day-to-day management of the Fund. The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.

EAM Global Investors LLC (“EAM’’), 215 Highway 101, Suite 216, Solana Beach, CA 92075, is a registered investment advisor and serves as the sub-advisor to the Fund. EAM is a Delaware Limited Liability Company and a partially-owned subsidiary of EAM Investors, LLC (“EAM Investors”). As of October 31, 2022, EAM, together with EAM Investors, had approximately $2.3 billion in assets under management.

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with EAM pursuant to which the Fund has agreed to pay EAM an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets equal to 0.40% on the first $1 billion, 0.35% on the next $1 billion, and 0.325% on the Fund’s assets in excess of $2 billion.

Joshua Moss Mr. Moss is a Managing Director and Portfolio Manager of EAM Investors, a firm he co-founded in 2007. Mr. Moss is a Portfolio Manager for EAM’s non-US strategies, as well as an analyst across all strategies managed by EAM Investors. Prior to founding EAM Investors, he was a Vice President and Equity Analyst at Nicholas-Applegate Capital Management where he served on the firm’s US Micro/Emerging Growth Team with primary research responsibilities for the Micro Cap and Ultra Micro Cap investment strategies. Prior to joining the US Micro/Emerging team, Mr. Moss was assigned to the firm’s Global Select team. During his tenure with the Global Select strategy, his duties included co-portfolio management and research head of the Global Consumer Discretionary Sector. Previously, Mr. Moss was with Credit Suisse First Boston as a Vice President in equity sales and investment banking. He has 22 years of direct investment experience. He holds an MBA from the Anderson School of Management at the University of California, Los Angeles and a BA from the University of California, San Diego.

John Scripp Mr. Scripp is a Managing Director and Portfolio Manager for EAM’s non-US strategies and is an analyst across all investment strategies managed by EAM Investors. Prior to his portfolio manager position, Mr. Scripp served as a research analyst with EAM Investors. Before joining the firm at its inception in 2007, he had prior research experience at Nicholas-Applegate Capital Management working with the US Micro/Emerging Growth investment team. Mr. Scripp has 15 years of experience in the institutional investment business. He holds a BA in Economics from the University of Wisconsin, Madison.

Prior Performance of Similar Accounts

EAM Investors maintains a composite (the “Composite”) of all substantially similar accounts using the strategies of the Fund with an inception date of May 1, 2011. The Composite includes a private fund and other accounts managed by EAM, all of which have substantially similar investment objectives, policies and strategies in all material respects to the Fund. Prior to 2015, the Composite accounts were managed by EAM Investors. The performance information has been provided by EAM and relates to the historical performance of the accounts managed by EAM and EAM Investors (collectively, “EAM Advisers”) in the Composite, as measured against a market index that reflects the asset class in which the Composite was invested and the Fund will be invested, as well as a broad-based market index.

The performance of the Composite does not represent the historical performance of the Fund. The accounts in the Composite are separate and distinct from the Fund, and the performance of the Composite should not be considered indicative of the past or future performance of the Fund, nor should it be considered a substitute for the Fund’s performance. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the Composite are not registered mutual funds and are not subject to the same types of expenses as the Fund, nor have they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the accounts, and thus of the Composite. Notwithstanding these differences, the accounts in the Composite and the Fund are substantially similar from an investment perspective. The accounts in the Composite are the only accounts managed by the EAM Advisers with substantially similar investment objectives, policies, and strategies in all material respects to the Fund, and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the accounts in the Composite are also jointly and primarily responsible for the day-to-day management of the Fund.

The performance of the Composite is shown net of the EAM Advisers’ maximum annual advisory fee of 0.80%, but gross of any applicable sales loads or charges. Advisory fees are the only fees the EAM Advisers charged to accounts included in the Composite. The performance of the Composite is also shown net of commissions and other direct and indirect expenses. The performance of the Composite has not been adjusted to reflect the expenses of the Fund. The Fund’s total annual operating expenses, both before and after fee waiver and/or expense reimbursement, are expected to be higher than the highest total fees and expenses charged to the accounts in the Composite. If the Fund’s higher expenses were reflected for the accounts, the Composite performance presented would be lower. The Composite’s rate of return includes the reinvestment of all income, net of withholding taxes.

EAM has provided the Composite’s performance information. The Composite’s performance is calculated using a methodology that incorporates the dollar-weighted rate of return, which takes into account the timing of cash flows, removes the effect of significant external cash flows, and assumes that there is a constant rate of return over a specified period of time. Since December 31, 2019, the EAM Advisers have removed accounts from the Composite at the beginning of the month in which the significant inflow or outflow occurred and added the accounts back the following month, if the account continues to meet other Composite criteria, such as size. The EAM Advisers define a significant cash flow as a cash or securities inflow or outflow of $50,000,000 or more or an amount greater than 10% of the client account as of the prior month-end valuation. The calculation method for the Composite return differs from the standardized SEC method for calculating performance for registered investment companies and may result in an average annual total return that may be different than that derived from the SEC’s standard methodology. The SEC standardized average annual total return is calculated assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Average Annual Returns As of September 30, 2022	1-year	3-year*	5-year*	7-year*	10-year*	Since Inception*
Composite (net of fees)	-28.01%	3.35%	1.11%	5.80%	9.08%	7.06%
MSCI® ACWI ex USA Small Cap Index	-28.93%	0.38%	-0.56%	3.98%	4.44%	2.53%
MSCI® EAFE Index (Net)**	-25.13%	-1.83%	-0.84%	2.84%	3.67%	2.09%
* Annualized.

Calendar Year Returns Years Ended December 31	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Composite (net of fees)	29.93%	36.72%	0.94%	12.56%	-2.46%	46.04%	-21.87%	26.73%	24.36%	13.53%
MSCI® ACWI ex USA Small Cap Index	18.52%	19.73%	-4.03%	2.60%	3.91%	31.65%	-18.20%	22.42%	14.24%	12.93%
MSCI® EAFE Index (Net)**	17.32%	22.78%	-4.90%	-0.81%	1.00%	25.03%	-13.79%	22.01%	7.82%	11.26%

**Reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties.

MSCI ACWI (All Country World Index) ex USA Small Cap Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of small cap stocks in developed and emerging markets, excluding the United States.

The MSCI® EAFE Index (Net) is designed to represent the performance of large- and mid-capitalization securities across 21 developed markets countries, including countries in Europe, Australasia and the Far East, and excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI® EAFE Index (Net) returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes.

Notices Regarding Index Data

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

American Beacon Tocqueville International Value Fund

Supplement dated December 30, 2022

to the

Statement of Additional Information dated March 1, 2022, as previously amended or supplemented

The Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved: (i) the termination of the investment advisory agreement among AmBeacon, Tocqueville Asset Management L.P. (“Tocqueville’’), and the Trust, on behalf of the American Beacon Tocqueville International Value Fund (the “Fund”), effective January 20, 2023, and (ii) a new investment advisory agreement among AmBeacon, EAM Global Investors LLC (“EAM”) and the Trust, on behalf of the Fund, effective January 21, 2023. In connection with these approvals, the Board also approved a change in the Fund’s name to the American Beacon EAM International Small Cap Fund, and adopted a non-fundamental policy pursuant to which the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small market capitalization companies that are economically tied to countries outside of the United States, including developed and emerging market countries. These changes are effective January 21, 2023. Accordingly, effective January 21, 2023, the following changes are made to the Fund’s Statement of Additional Information:

I.	The name of the Fund is changed to American Beacon EAM International Small Cap Fund, and all references to the American Beacon Tocqueville International Value Fund are deleted and replaced with American Beacon EAM International Small Cap Fund.

II.	All references and information relating to Tocqueville are deleted, except for the reference in the second paragraph under the “Organization and History of the Fund” section on page 1, as set forth below.

III.	All references to a single “portfolio manager” in the text or section headings are replaced with references to “portfolio managers.”

IV.	On page 1, in the “Organization and History of the Fund” section, the second paragraph is deleted and replaced with the following:

On January 18, 2019, the Fund acquired all the assets and assumed all the liabilities of The Tocqueville International Value Fund, a series of The Tocqueville Trust (the “Acquired Tocqueville Fund”). Since the investment objective and policies of the Fund at that time were the same in all material respects as those of the Acquired Tocqueville Fund, and since the Fund at that time engaged the investment advisor that previously provided services to the Acquired Tocqueville Fund as the Fund’s sub-advisor, Tocqueville Asset Management L.P. (“Tocqueville”), the Fund adopted the prior performance and financial history of the Acquired Tocqueville Fund.

Effective January 21, 2023, EAM Global Investors LLC (“EAM”) replaced Tocqueville Asset Management L.P. as sub-advisor of the Fund. Prior to January 21, 2023, the Fund was known as the American Beacon Tocqueville International Value Fund.

V.	On page 4, in the “Additional Information About Investment Strategies and Risks” section, “ESG Considerations” is deleted in its entirety.

VI.	On page 35, in the “Investment Sub-Advisory Agreement” section, the table following the first paragraph, and the second paragraph, are deleted and replaced with the following:

EAM Global Investors LLC (“EAM”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Travis T. Prentice	EAM Employee/Owner	Managing Director of the Board of Managers, CEO

Montie L. Weisenberger	EAM Employee/Owner	Director on the Board of Managers
Frank P. Hurst	EAM Employee/Owner	Director on the Board of Managers, President
Byron Roth	Owner	Director on the Board of Managers
Gordon Roth	Director	Director on the Board of Managers
Derek J. Gaertner	Officer	Chief Operating Officer
EAM Investors, LLC	Direct Majority Owner	Financial Services
WACO Limited, LLC	Indirect Majority Owner	Financial Services
CR Financial Holdings, Inc.	Parent Company	Financial Services

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with EAM pursuant to which the Fund has agreed to pay EAM an annualized subadvisory fee that is calculated and accrued daily equal to 0.40% on the first $1 billion, 0.35% on the next $1 billion, and 0.325% thereafter of the Fund’s average daily net assets.

VII.	On pages 38-39, in the “Portfolio Managers” section, the first paragraph and table are deleted and replaced with the following:

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the sub-advisor and is set forth below. The number of accounts and assets is shown as of October 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
EAM Global Investors LLC (“EAM”)
Josh Moss	None	5 ($685 mil)	11 ($420 mil)	None	None	None
John Scripp	None	5 ($685 mil)	11 ($420 mil)	None	None	None

VIII.	On page 39, the “Portfolio Managers - Conflicts of Interest” section is deleted in its entirety and replaced with the following:

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor as of October 31, 2022.

The firm maintains policies, procedures and maintains oversight designed to alleviate potential conflicts of interest that could arise from the concurrent management of the Fund or other accounts managed by the adviser. These include allocation policies and procedures, internal review processes, and oversight by the CCO and independent third parties. Our policies and procedures are designed to ensure equitable allocation of investment opportunities where more than one account participate in investment decisions involving the same securities or issuer.

IX.	On pages 39-40, the “Portfolio Managers - Compensation” section is deleted in its entirety and replaced with the following:

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of October 31, 2022.

Portfolio Managers, Josh Moss and John Scripp, earn a competitive salary, a quarterly bonus based on their allocated share of firm revenues and are equity owners of EAM. EAM’s compensation structure is designed to incentivize investment professionals to create and sustain long-term client relationships.

X.	On page 40, the “Portfolio Managers - Ownership of the Fund” section is deleted in its entirety and replaced with the following:

The Portfolio Managers’ beneficial ownership of the Fund is defined as a Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which a Portfolio Manager is a trustee could be considered ownership by a Portfolio Manager. The table below sets forth the Portfolio Managers’ beneficial ownership of the Fund as of October 31, 2022, as provided by the Fund’s sub-advisor.

Name of Investment Advisor and Portfolio Managers	American Beacon EAM International Small Cap Fund
EAM Global Investors LLC
Josh Moss	None
John Scripp	None

XI.	In “Appendix B – Proxy Voting Policies – Tocqueville Asset Management L.P.”, the title is changed to “Appendix B – Proxy Voting Policies – EAM Global Investors LLC,” and the section is deleted in its entirety and replaced with the following:

EAM Global Investors LLC
Proxy Voting Policy

Background

Pursuant to Rule 206(4)-6 of the Advisers Act, a registered investment adviser who exercises voting authority with respect to client securities must adopt and implement written policies and procedures: (1) that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients; and (2) which include how the adviser will address material conflicts that may arise between the adviser’s interests and those of the client. Additionally, pursuant to the rule advisers must disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

A summary of EAM’s proxy voting policy is disclosed to clients and prospective clients in Part 2 of Form ADV along with instructions on how they may obtain a complete copy of EAM’s current proxy voting policies & procedures or report on how their proxies were voted. Clients may obtain information on how their proxies were voted by contacting EAM. The CCO or his designee will be responsible for ensuring that client requests are responded to in a timely manner and are documented in the client file.

EAM will maintain records relating to its proxy voting activities as indicated in the section on Books and Records.

Proxy Voting Policies and Procedures

EAM may vote client securities (proxies) on behalf of our clients. When EAM accepts proxy voting responsibility, we will only cast proxy votes in a manner consistent with the best interest of our clients. Absent special circumstances, EAM will vote all proxies within the guidelines established and describe in our Proxy Voting Policies and Procedures, as we may amend from time-to-time.

EAM’s Proxy Voting Policies and Procedures is as follows:

•	EAM subscribes to the services of an unaffiliated third-party proxy vendor that provides in-depth analysis of shareholder meeting agendas and vote recommendations. The proxy vendor maintains written guidelines to reflect their current vote recommendations. EAM has provided the proxy vendor with instructions on when the proxy vendor should vote proxies according to their written guidelines and when the proxy vendor must contact EAM for a vote decision. EAM may, in some cases, vote a proxy contrary to the proxy vendor’s guidelines if we determine that this action is in the best interests of clients.
•	In cases where sole proxy voting authority rests with EAM for plans governed by ERISA, EAM will vote or direct the proxy vendor to vote proxies in accordance with their guidelines unless outlined otherwise in the plan’s governing documents and subject to the fiduciary responsibility standards of ERISA.

•	If the person(s) responsible for voting proxies becomes aware of any type of potential or actual conflict of interest relating to a proxy proposal, they will promptly report the conflict to our Chief Compliance Officer and Chief Investment Officer. Conflicts will be handled in a number of ways depending on the type and materiality. The method selected by EAM will depend upon the facts and circumstances of each situation and the requirements of applicable laws and will always be handled in the client’s best interest.
•	EAM may also choose not to vote proxies in certain situations or for certain accounts, for example, where a client has retained the right to vote the proxies or where a proxy is received for a client account that has been terminated.
•	Clients may direct the vote of their proxy regarding particular solicitations. To do so, the client must contact EAM at our office with specific voting instructions in advance of the proxy voting deadline so that we have sufficient time to contact the third party with the instruction. If the client does not provide adequate advance notice, we may not be able to accommodate the vote request.

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